First Community Bancshares, Inc.

NASDAQ: FCBC

November 2009


First
Community
Bank



Forward-Looking Disclosures

First Community Bancshares, Inc.

This presentation may include **forward-looking statements**. These forward-looking statements are based on current expectations that **involve risks, uncertainties and assumptions**. Should one or more of these risks or uncertainties materialize or should underlying assumptions prove incorrect, actual **results may differ materially**. These risks include: changes in business or other market conditions; the timely development, production and acceptance of new products and services; the challenge of managing asset/liability levels; the management of credit risk and interest rate risk; the difficulty of keeping expense growth at modest levels while increasing revenues; and other risks detailed from time to time in the Company's Securities and Exchange Commission reports, including but not limited to the Annual Report on Form 10-K for the most recent year ended. Pursuant to the Private Securities Litigation Reform Act of 1995, the **Company does not undertake to update forward-looking statements** contained within this presentation.


STRENGTH. BALANCE. BACKBONE.

First Community Bancshares Overview

Investment Highlights

- A $2.3 billion VA, WV, NC and TN branch franchise
  - 135 years of continuous operation
  - Strong history of core earnings and dividend payments
  - Robust market share in legacy markets and attractive expansion into growth markets
  - Positioned as regional consolidator
  - Legacy markets benefit from both economic stability and limited real estate price volatility

House Price Index (YoY % Change) Source: FRB Richmond October 2009 Monthly Update				
U.S.	5th District	WV	Charleston	Roanoke
-3.99	-4.47	-1.47	0.11	1.22

- Strong culture of management and employee ownership
  - Established and experienced management team with average tenure > 18 years
  - Insider ownership of 6.88%

Investment Highlights

First Community Bancshares, Inc.

- True retail franchise generating low cost core deposits
  - Over 122,000 customer accounts with 1.93% average cost of funds, below peer average of 2.05% for the three months ended September 30, 2009
- Strong loan quality
  - NPLs / Loans of 0.88% versus peers of 3.00% for Q3 2009 and NCOs / Avg. Loans of 0.77% versus peers of 1.32% for Q3 2009
- Resilient net interest margin of 3.68%, 27 basis points above peers for Q3 2009
- Strong non-margin, fee-based revenue diversification
- Securities portfolio marked conservatively

Experienced, Executive Management Team

- Strong culture of management and employee ownership
  - Established and experienced management team with average tenure > 18 years; total insider ownership of 6.88%

	Years in Banking	Years with FCB
John M. Mendez President and CEO	24	24
Robert L. Buzzo President, FCBNA	36	36
E. Stephen Lilly Chief Operating Officer	28	12
David D. Brown Chief Financial Officer	10	4
Gary R. Mills Chief Credit Officer	18	10
Martyn A. Pell SVP – Corporate Development and Strategy	16	16
Robert Schumacher SVP- General Counsel	25	25
Average	22	18

Current Franchise Overview: Branch Map

- 71 locations across five-states (Virginia, West Virginia, North Carolina, Tennessee and South Carolina)
- Attractive urban and suburban markets in the Carolinas, Virginia, West Virginia, and Tennessee
- Full array of services creates financial partnership with our customers
- Strong growth from organic and acquisition strategies
  - 11.5% 10-year asset CAGR
- Expanding wealth and insurance lines of business
- Alternative solution-space between small community banks and impersonal regional and national banks
- Attract new deposit relationships from big bank fallout
- Continue developing legacy markets in the Virginias



Legacy Markets
Morgantown
Bridgeport
Charleston
Charlottesville
Roanoke
Richmond
Norfolk
Johnson City
Greensboro
Winston-Salem
Raleigh
Charlotte
Greenville
Columbia
FCBC Headquarters
Current Locations
GreenPoint Locations
Loan Production Locations

Current Franchise Overview: Market Demographics and Position

First Community Bancshares, Inc.

MSA/County	Market Rank	Branches	Deposits in Market ($000)	Deposit Market Share (%)	Total Population 2008 (Actual)	Projected Population Change 2008-2013 (%)	Median HH Income 2008 ($)	Projected HH Income Change 2008-2013 (%)
Legacy Markets								
Princeton-Bluefield, WV-VA	1	12	578,573	27.13	105,665	(0.97)	33,404	13.20
Nicholas, WV	3	5	92,407	23.26	26,452	(0.20)	32,610	12.70
Upshur, WV	2	1	95,183	30.70	23,663	1.20	33,311	12.41
Wyoming, WV	2	4	81,970	34.99	24,385	(3.49)	28,999	13.24
Beckley, WV	5	3	74,024	6.38	80,735	1.14	35,512	13.70
Clarksburg, WV	9	2	47,282	3.58	92,719	0.79	36,851	14.26
Logan, WV	4	1	47,356	9.05	35,962	(2.70)	29,921	13.20
Emporia, VA	3	2	43,403	17.92	5,739	0.10	38,050	15.79
Alleghany, NC	3	1	33,092	16.02	11,230	2.51	36,541	13.41
Wythe, VA	8	2	23,617	4.61	28,763	2.85	39,180	11.17
Dickenson, VA	4	1	22,927	11.19	16,311	(0.20)	27,661	8.99
Monroe, WV	3	1	16,067	14.15	13,336	0.56	33,640	11.37
Webster, WV	2	1	14,367	22.74	9,717	0.19	24,970	8.85
Summers, WV	3	1	12,763	9.70	14,191	(1.21)	26,001	14.26
Wise, VA	9	1	5,552	1.09	42,381	(0.12)	31,700	11.75
MSA/County Totals		**38**	**1,188,583**		**531,249**			
Weighted Average: MSA/County						**(0.51)**	**33,235**	**13.08**
Growth Markets								
Statesville-Mooresville, NC	7	1	105,944	4.71	156,294	16.66	54,189	15.09
Johnson City, TN	11	4	84,243	2.72	195,655	4.69	39,043	15.85
Richmond, VA	22	6	71,064	0.27	1,229,109	7.28	61,232	14.59
Winston-Salem, NC	10	5	192,011	1.00	473,223	8.21	53,232	15.02
Hickory-Lenoir-Morganton, NC	13	1	45,999	1.05	366,830	3.91	47,194	14.66
Charlotte-Gastonia-Concord, NC-SC	41	2	21,480	0.01	1,687,342	16.21	62,876	18.46
Mount Airy, NC	10	1	14,198	1.02	73,908	2.00	41,210	13.45
North Wilkesboro, NC	11	1	12,196	1.57	68,020	2.02	41,620	12.28
Kingsport-Bristol, TN-VA	26	1	8,817	0.20	308,843	2.21	40,674	15.56
MSA/County Totals		**22**	**555,952**		**4,559,224**			
Deposit Weighted Average: MSA/County						**8.73**	**51,399**	**15.12**

Deposit data as of June 30, 2009
Source: FDIC, SNL Financial

Strategic Direction



Balanced Growth and Profitability Strategy
Alternative Solution vs. Large Banks
Position as Regional Consolidator
Pursue Growth Markets around Key MSA's
Develop Legacy Markets/Earnings Driver
Diversify Revenues into Associated Financial Service Lines (Wealth and Insurance)

Three Pillars



CREDIT QUALITY
EARNINGS LEADERSHIP
GROWTH THROUGH CONSOLIDATION

Credit Quality

First Community Bancshares, Inc.

- Protect the culture/defend underwriting
- Defensive posture on real estate
- Cutting all exposures to A&D through remainder of the cycle
- Outstandings have fallen
- Carry excess liquidity
- Early detection of emerging problem loans
- Aggressive workout program
- 3 relationships comprise 19.84% of total non-performing assets
- Mortgage metrics
- Legacy values and retail underwriting

Mortgage Delinquencies (% 90+ Days Delinquent 2Q 2009)			
U.S.	WV	VA	FCB
3.39%	2.50%	2.42%	0.36%

Earnings Leadership

- Efficiency
  - Conservative business approach
  - Low cost structure in headquarters region
  - Lower cost workforce

Efficiency Ratio		
	FCB	Peer Group
Q3 2009	59.40%	65.96%
2008	59.23%	64.33%

- Core Deposits
  - Built over years of operation
  - Value of the franchise
  - Strong market share protection

Top Market Share						
County	2009 Rank	2008 Rank	2009 Total Market Deposits	2009 FCB Market Share	2008 Total Market Deposits	2008 FCB Market Share
Mercer	1	1	$364.7 M	35.73%	$371.4M	35.95%
Upshur	2	2	$95.2 M	30.70%	$78.6M	27.18%
Wyoming	2	2	$82.0 M	34.99%	$76.3M	34.04%
Taylor	2	2	$47.3 M	44.96%	$45.7M	45.76%

- Cost of Funds
  - Strong DDA base
  - Disciplined approach to pricing
- Diversified Non-Credit Revenues
  - Innovative retail strategy
  - Incentive driven
  - Legacy trust division
  - Strong compound growth from insurance agency acquisitions

Efficiency

- Low cost structure
- Consistently outperformed peer group



70.0%
65.0%
60.0%
55.0%
50.0%
FCBC
Peers
53.4
61.1
58.1
58.8
51.3
59.1
51.4
62.4
59.2
64.3
58.5
68.3
58.6
71.9
59.4
66.0
2004
2005
2006
2007
2008
Q1 09
Q2 09
Q3 09

Peers include publicly traded banks with assets between $1 and $ 3 billion in NC, SC, VA, and WV (BNCN, CBKN, CFNL, CHCO, CRFN, EVBS, FBNC, FNBN, GRAN, HMPR, NBBC, PEBK, SCBT, SCMF, SMMF, STEL, UBSH, VCBI, YAVY)
Source: SNL Financial and Company filings through November 9, 2009

Key Franchise Differentiator: Retail Franchise with Core, Low Cost Deposits

Deposit Composition
as of September 30, 2009



IRA 4.9%
IRA Jumbo 1.5%
Demand 11.8%
Time Jumbo 21.5%
Interest-Bearing Demand 13.0%
Savings 21.0%
Time 26.2%

Account Balances as of September 30, 2009	Accounts	Balance	Period End W.A.R.
Demand	36,190	$198,107	0.00%
Interest-Bearing Demand	34,651	216,184	0.25%
Savings	25,321	351,450	0.82%
Total DDA	96,162	765,741	0.45%
Time	19,460	433,288	2.75%
Time Jumbo	1,497	356,868	2.78%
IRA	4,474	81,830	3.02%
IRA Jumbo	140	24,730	3.70%
Total Non-DDA	25,571	$896,716	2.81%
Total Retail Funds	121,733	$1,662,457	1.72%

- Over 120,000 customer accounts
- No brokered deposits
- Stable deposit base in legacy markets
- Significantly lower cost of deposits than regional and nationwide peers

Cost of Funds

First Community Bancshares, Inc.


3.5%
3.0%
2.5%
2.0%
1.5%
FCBC
Peers
1.68
1.71
2.09
2.23
2.75
3.14
3.14
3.56
2.46
2.81
2.16
2.12
2.05
2.28
1.93
2.05
2004
2005
2006
2007
2008
Q1 09
Q2 09
Q3 09

Peers include publicly traded banks with assets between $1 and $ 3 billion in NC, SC, VA, and WV (BNCN, CBKN, CFNL, CHCO, CRFN, EVBS, FBNC, FNBN, GRAN, HMPR, NBBC, PEBK, SCBT, SCMF, SMMF, STEL, UBSH, VCBI, YAVY)
Source: SNL Financial and Company filings through November 9, 2009

Net Interest Margin

First Community Bancshares, Inc.



4.5%
4.0%
3.5%
3.0%
2.5%
2.0%
FCBC
Peers
4.41
4.00
4.39
4.13
4.22
4.13
3.80
3.87
3.88
3.55
3.68
3.25
3.62
3.11
3.68
3.41
2004
2005
2006
2007
2008
Q1 09
Q2 09
Q3 09

Peers include publicly traded banks with assets between $1 and $ 3 billion in NC, SC, VA, and WV (BNCN, CBKN, CFNL, CHCO, CRFN, EVBS, FBNC, FNBN, GRAN, HMPR, NBBC, PEBK, SCBT, SCMF, SMMF, STEL, UBSH, VCBI, YAVY)
Source: SNL Financial and Company filings through November 9, 2009

Key Franchise Differentiator:
Rapid Growth in Non-Interest Income

First Community Bancshares, Inc.

- Since 2004, the Company has grown non-interest income sources to reduce interest rate cycle exposure
  - Increased wealth management line of business
  - Grown insurance line of business
  - Re-engineered retail product set and sales approach
  - Focused on cash management services for commercial clients
  - Increased capacity to improve charges for deposit services

Dollars in thousands

Non-Interest Income	2004	2005	2006	2007	2008	YTD 9/30/2009	CAGR
Wealth Management	$2,489	$2,956	$2,811	$3,880	$4,100	$3,088	13.3% [1]
Service Charges on Deposits	$9,122	$10,095	$10,242	$11,387	$14,067	$10,307	11.4% [1]
Insurance Revenue	0	0	0	$1,142	$4,988	$5,523	336.8% [2]

[1] Four-year CAGR for the period 2004 to 2008
[2] One-year CAGR for the period 2007 to 2008

M&A

First Community Bancshares, Inc.

Opportunity:

- FCB is a strong partner
- FCB provides exit strategy for institutions under pressure
- Look to augment existing franchise
- Opportunistic
- Assisted transactions
- Strong currency
- Predominately stock
- Growing opportunity throughout credit cycle

Filters:

- Like minded community bank organizations
- Strength of franchise
- Core deposit base (Strong DDA)
- Suburban markets near key MSA's
- Deep cost savings
- Growth orientation

Recent Acquisitions:
Bank & Thrift Transactions

First Community Bancshares, Inc.

Coddle Creek Financial Corp Acquisition

- Expanded our franchise into the dynamic Iredell and Mecklenburg County Markets
- Market Population growth in both counties projected to be in excess of 14.5% over 5 years
- NC population growth projected to be 8.9% compared to the national projection of 6.3%
- Achieved cost savings projections of 46%

TriStone Community Bank Acquisition

- Expands our franchise in the Winston-Salem market and retain strong and talented team to lead our Winston-Salem area
- Conservative loan portfolio with minimal exposure to construction and development loans and strong credit quality trends
- Below book value deal resulted in bargain purchase gain of $4.5 million
- Capital accretive







Recent Acquisitions: Insurance Agency Transactions

First Community Bancshares, Inc.

- Acquired GreenPoint Insurance (High Point, NC) in September 2007
  - Full service insurance agency headquartered in High Point, NC
  - Provider of commercial and personal insurance lines, employee benefits and life and health insurance services
- Acquired REL Insurance Services (High Point, NC) in July 2008
  - Provider of commercial & personal, financial products, contractors bonding and employee benefits insurance services
- Acquired Carr & Hyde Insurance (Warrenton, VA) in December 2008
  - Full-service insurance agency providing a wide range of both commercial and personal insurance products

GREENPOINT INSURANCE GROUP

Protection and Security for every direction of your life

rel simplify.

CARR & HYDE C&H INSURANCE

Loan Portfolio: Diversified Portfolio with Strong Loan Quality

- Strong loan quality
  - NPLs / Net Loans at September 30, 2009 of 0.88%
  - Total delinquency a low 1.62%
- Geographically diversified portfolio across the region
- Highly Granular:
  - Majority of loans in $30,000 to $300,000 range
- Top 10 loans in portfolio represent less than 5.12% of total portfolio
- Stable residential real estate portfolio (47% of total loans) in markets with limited price increases over the last year and less than 10% price declines from recent market highs
- Limited C&D exposure (< 10%)

Loan Composition at September 30, 2009



Consumer 4.5%
Other 0.2%
Comm'l and Agriculture 6.5%
Const. & Devel. 10.0%
Comm'l RE 32.2%
Resi RE 46.6%



60.00%
40.00%
20.00%
0.00%
FCB
Peer Group
10.0%
21.4%
46.6%
30.5%
Construction & Development
Residential RE

Financial data as of September 30, 2009

Loan Portfolio:
Strong Loan Quality

First Community Bancshares, Inc.

Non-Performing Loans / Total Loans



FCBC
Peers
3.50%
3.00%
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
0.45
0.27
0.28
0.16
0.32
0.24
0.26
0.59
1.00
2.27
0.88
2.87
0.92
3.05
0.88
3.00
2004
2005
2006
2007
2008
Q1 09
Q2 09
Q3 09

Reserves / Nonperforming Loans



FCBC
Peers
500%
450%
400%
350%
300%
250%
200%
150%
100%
50%
0%
296
432
400
356
362
405
317
124
110
147
90
143
73
142
65
2004
2005
2006
2007
2008
Q1 09
Q2 09
Q3 09

Net Charge-Offs / Average Loans



FCBC
Peers
1.40%
1.20%
1.00%
0.80%
0.60%
0.40%
0.20%
0.00%
0.24
0.17
0.38
0.16
0.22
0.15
0.19
0.41
0.45
0.52
0.47
0.76
0.77
1.13
0.77
1.32
2004
2005
2006
2007
2008
Q1 09
Q2 09
Q3 09

Peers include publicly traded banks with assets between $1 and $ 3 billion in NC, SC, VA, and WV (BNCN, CBKN, CFNL, CHCO, CRFN, EVBS, FBNC, FNBN, GRAN, HMPR, NBBC, PEBK, SCBT, SCMF, SMMF, STEL, UBSH, VCBI, YAVY)

Source: SNL Financial and Company filings through November 9, 2009

Loan Portfolio:
Residential Real Estate Portfolio

- The residential real estate portfolio is made up of 10,997 loans with an average balance of $59,301
- Third quarter 2009 consumer credit scoring shows weighted average FICO of 695
- Total FCBC mortgage delinquency of 1.47% compared to the delinquency rate reported by a Mortgage Bankers Association survey of 9.24% and the FDIC Quarterly Banking Profile delinquency rate of 4.93% at June 30, 2009

Residential Real Estate –
Total Portfolio of $652.1 million
Geographic Dispersion


Tennessee 2.0%
South Carolina 0.2%
North Carolina 36.0%
West Virginia 47.0%
Virginia 14.9%

Data as of September 30, 2009

Loan Portfolio:
CRE Non-Owner Occupied

- The Company holds 1,299 CRE Loans with an average balance of $260,680; the average term of the portfolio is 93 months and 25% of the loans are floating rate
- 48% of CRE Loans are owner-occupied and the composition of non-owner occupied CRE Loans is shown below
- The CRE loan book is geographically diversified with the three largest market areas being: WV 40%, NC 35% and VA 15%
- The top 10 CRE loans represent 12% of the CRE portfolio

Commercial Non-Owner Occupied – Total Portfolio of $174.4 million



Hotel
Church
4.2%
Owner Occupied
Office-Professional
11.7%
Office-Medical
Retail-Stand Alone
Shopping Center
Resi Multi-Family
0.9%
Resi 1-4 Units
Developed Tract
Construction
Real Estate



East TN
7.2%
SC
Richmond
Bluefield
Upshur
Raleigh
Wyoming/Logan
NC-Legacy
SW VA
6.7%
NC-Mooresville

Financial data as of September 30, 2009

Loan Portfolio:
A&D and Construction

- The Company holds 774 A&D and Construction Loans with an average balance of $179,528
- The A&D and Construction loan book is geographically diversified with the three largest market areas being: NC 51%, WV 30% and VA 17%
- A&D and Construction Loans have increased from $112.6 million at June 30, 2009, to $138.9 million at September 30, 2009, due to TriStone acquisition

A&D and Construction – Total Portfolio of $138.9 million



Type
Commercial Construction 37.8%
Other Land 29.0%
Acquisition & Development 15.3%
Consumer Construction 17.9%



Market
Nicholas 0.8%
East TN 2.0%
SC 0.0%
Princeton/Monroe/Summers 16.9%
Bluefield 2.6%
Upshur 8.1%
Raleigh 1.8%
Wyoming/Logan 0.4%
NC-Legacy 3.8%
NC-Piedmont 43.8%
NC-Mooresville 1.4%
Southside 0.0%
SWVA 2.5%
Taylor 1.4%
Richmond 14.9%

Financial data as of September 30, 2009

Third Quarter 2009 Update

First Community Bancshares, Inc.

- Third quarter GAAP net loss of $11.30 million and diluted EPS of $(0.71) per share.
  - Includes pre-tax securities impairment charges of $30.81 million, acquisition gain $4.49 million, and merger-related expenses of $1.51 million
- Core earnings remained strong at $4.32 million, or $0.25 per share
- Tangible book value increased to $9.92 per share as a result of earnings, TriStone acquisition, and increased values in some of the investment securities
- Redeemed $41.50 million TARP investment on July 8, 2009

Current Franchise Overview: Financial Results

First Community Bancshares, Inc.

	2005	2006	2007	2008	Q1 09	Q2 09	Q3 09
Net income available to common shareholders (as-reported)	$ 26,303	$ 28,948	$ 29,632	$ 2,826	$ 4,659	$ 1,827	$ (12,312)
Diluted EPS	$ 2.32	$ 2.57	$ 2.62	$ 0.25	$ 0.40	$ 0.14	$ (0.71)
Core net income *	$ 26,077	$ 28,614	$ 29,777	$ 21,865	$ 5,257	$ 4,778	$ 4,319
Core diluted EPS *	$ 2.30	$ 2.54	$ 2.64	$ 1.96	$ 0.45	$ 0.37	$ 0.25
Dividend	$ 1.02	$ 1.04	$ 1.08	$ 1.12	$ -	$ 0.20	$ 0.10
ROAA	1.37%	1.46%	1.39%	0.14%	0.87%	0.34%	-2.15%
ROAE	13.79%	14.32%	13.54%	1.40%	8.60%	3.14%	-19.01%
ROACE	13.79%	14.32%	13.54%	1.43%	10.61%	3.82%	-18.78%
Margin	4.39%	4.22%	3.80%	3.88%	3.73%	3.62%	3.68%
Efficiency (non-GAAP) **	53.8%	51.1%	51.2%	57.5%	58.3%	58.6%	59.4%

- **Core return on assets and return on equity significantly above peer GAAP averages**
- **NIM and efficiency ratio superior to peer averages**

* See Appendix A for reconciliation of core net income.

** Non-GAAP Efficiency Ratio calculated as non-interest expense as a percentage of net interest income plus non-interest income; non-interest expense used in the calculation excludes amortization of intangibles and non-recurring expense; income used is increased by the favorable effect of tax-exempt income and excludes securities gains and losses and non-recurring gains

Investment Portfolio: Composition

Available-for-Sale Securities ("AFS")
as of September 30, 2009
Fair Market Value of $575.80 million



Equities
$2.18
0.38%
US Gov't
Agency
$66.89
11.62%
Munis
$138.50
24.05%
Ginnie Mae
83.89%
Mortgage
Backed
$307.68
53.43%

Maturity Schedule for AFS Securities



Less than 1
Year
0.2%
Equities
0.4%
1 - 5 Years
1.3%
5 - 10 Years
16.0%
Mortgage
Backed
53.4%
After 10 Years
28.7%

Investment Portfolio: Mortgage Backed Securities

Mortgage Backed Securities
as of September 30, 2009
Fair Market Value of $307.7 million



Private CMO
5.55%
Freddie Mac
1.06%
Fannie Mae
9.15%
Private ARM
0.01%
Ginnie Mae
83.89%

Setember 30, 2009	Par Value	Fair Value	Amortized Cost	Unrealized Gain/(Loss)	Cumulative OTTI
Agency	$ 282,586	$ 290,606	$ 284,092	$ 6,514	$ -
Non-Agency					
CCC	$ 31,196	$ 17,070	$ 27,134	$ (10,064)	$ 4,252

- The Company made a cumulative effect adjustment of $10.2 million pre-tax, as of January 1, 2009, to recognize the portion of noncredit losses associated with a non-agency mortgage-backed security for which the Company recognized a pre-tax other-than-temporary impairment charge of $14.5 million as of December 31, 2008

Investment Portfolio: Trust Preferred Securities

First Community Bancshares, Inc.

- Single-Issue
  - $37.45 million market value at September 30th representing 66% of par value
- Pooled Trust Preferred holdings
  - $23.10 million market value at September 30th representing 21% of par value

September 30, 2009	Par Value	Fair Value	Amortized Cost	Unrealized Gain/(Loss)	Cumulative OTTI
Single Issuer Bank Trust Preferred Securities					
A	$12,130	$7,169	$11,817	($4,648)	$ -
BBB	10,300	6,883	10,067	(3,184)	-
BB	5,000	2,589	4,940	(2,351)	
B	29,125	20,813	28,762	(7,949)	-
Single Issue Total	$56,555	$37,454	$55,586	($18,132)	$ -
Pooled Trust Preferred Securites					
CCC	$7,923	$2,811	$7,963	($5,152)	$ -
CC	81,214	20,240	45,063	(24,823)	36,209
C	20,233	51	7,090	(7,039)	13,144
Pooled Total	$109,370	$23,102	$60,116	($37,014)	$ 49,353

- Changed to an issuer-specific probability of default model as of September 30, 2009
- All deals have diverse geographic exposure

Why buy FCBC?

- A $2.3 billion VA, WV, NC and TN branch franchise
  - Robust market share in legacy markets and attractive expansion into growth markets
- Positioned as regional consolidator
- True retail franchise generating low cost core deposits
  - Over 120,000 customer accounts
- Strong loan quality
  - NPLs / Loans of 0.88% versus peers of 3.00% for Q3 2009
  - NCOs / Avg. Loans of 0.77% versus peers of 1.32% for Q3 2009

Why buy FCBC?

First Community Bancshares, Inc.

- Resilient net interest margin of 3.68% for Q3 2009
- Strong non-margin, fee-based revenue diversification
- Strong dividend yield at over 3%
- Strong upside potential for TBV
- Positioned to emerge as one of the strongest players in the region and build one of the best franchises in the Mid-Atlantic

First Community Bancshares, Inc.

STRENGTH. BALANCE. BACKBONE.

YOUR ***FIRST*** FINANCIAL RESOURCE

Non-GAAP Reconciliation of Core Earnings

Appendix A

	2005	2006	2007	2008	Q1 09	Q2 09	Q3 09
Net income available to common shareholders (as-reported)	$ 26,303	$ 28,948	$ 29,632	$ 3,081	$ 5,230	$ 2,405	$ (11,301)
Securities gains	(753)	(75)	(411)	(1,899)	(411)	(1,653)	(866)
Other-than-temporary impairments	-	-	-	29,974	209	3,776	30,811
Branch sale gains	(4,366)	(1,035)	-	-	-	-	-
Acquisition gains	-	-	-	-	-	-	(4,493)
Amortization of intangibles	435	410	467	689	245	244	262
Prepayment penalties	3,794	-	-	1,647	-	88	-
Merger-related expenses					1	74	1,505
Other non-core items	520	153	181	382	55	1,252	263
Tax effect	144	213	(92)	(12,009)	(72)	(1,408)	(11,862)
Core net income	$ 26,077	$ 28,614	$ 29,777	$ 21,865	$ 5,257	$ 4,778	$ 4,319
Core diluted EPS	$ 2.30	$ 2.54	$ 2.64	$ 1.96	$ 0.45	$ 0.37	$ 0.25